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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                                   Pursuant to

                             Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 16, 2001

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                            GENOME THERAPEUTICS CORP.

             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                  0-10824                  04-2297484

(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                   Identification Number)

                                100 BEAVER STREET
                          WALTHAM, MASSACHUSETTS 02453

          (Address, of principal executive offices, including zip code)

                                 (781) 398-2300

               (Registrant's Telephone number including area code)

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                               PAGE 1 OF 4 PAGES.

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Item 5.   OTHER EVENTS

         On July 16, 2001, Genome Therapeutics Corp. issued a press release announcing the extension of a genomics-based research collaboration to develop novel therapeutics for the prevention and treatment of osteoporosis with Wyeth-Ayerst Laboratories, the pharmaceutical division of American Home Products Corporation. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GENOME THERAPEUTICS CORP.

                                      By /s/ Stephen Cohen
                                         -------------------------------
                                         Name:  Stephen Cohen
                                         Title: Chief Financial Officer

Date: July 16, 2001


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                                  EXHIBIT INDEX

99.1              Press Release dated July 16, 2001